                                  EXHIBIT 10.17

                    CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
                          FOR THE PORTIONS MARKED [***]


                            AGREEMENT BY AND BETWEEN
                           ARENA PHARMACEUTICALS, INC.
                                       AND
                         TAISHO PHARMACEUTICAL CO., LTD.


                                TABLE OF CONTENTS


                                                                                                    Page
                                                                                                    ----
Article I.        Definitions                                                                          1

Article II.       Background and Receptor Cloning Research                                             6

Article III.      Arena Activation Technology                                                          7

Article IV.       Research and Development Fees                                                        8

Article V.        License Grant                                                                        9

Article VI.       Screening by Arena                                                                  11

Article VII.      Clinical Development of CART(TM)Identified Compound                                 12

Article VIII.     Marketing Authorization                                                             14

Article IX.       Clinical Development of Subsequent Compounds                                        15

Article X.        Royalty Payments                                                                    17

Article XI.       Payment Arrangement                                                                 18

Article XII.      Confidentiality                                                                     18

Article XIII.     Patent Infringement and Enforcement                                                 19

Article XIV.      Representations and Warranties                                                      20

Article XV.       Indemnity                                                                           21

Article XVI.      Termination                                                                         22

Article XVII.     Relationship of the Parties                                                         22

Article XVIII.    Miscellaneous Provisions                                                            23

Signature Blocks                                                                                      25


                                 --PLEASE NOTE--

     Provisions Within This Agreement Are Deemed "CONFIDENTIAL" In Accordance With The Terms of Article XII.

         Reviewers are advised to confirm with their attorney as to any obligations and/or requirements regarding review of this Agreement

                                    AGREEMENT

         This Agreement ("Agreement") is effective as of March 21, 2001 ("Effective Date") by and between ARENA PHARMACEUTICALS, INC., having a place of business at 6166 Nancy Ridge Drive, San Diego, California, 92121 USA ("Arena"), and TAISHO PHARMACEUTICAL CO., LTD., having a place of business at 24-1, Takata 3-Chome, Toshimaku, Tokyo 170-8633, JAPAN ("Taisho").

         WHEREAS, Taisho is a pharmaceutical company focused on contributing to the maintenance and improvement of consumer's health by creating and providing quality drugs, related healthcare products and information services that satisfy consumers with various lifestyles;

         WHEREAS, Arena is a biopharmaceutical organization focused on the discovery and development of innovative therapeutics;

         WHEREAS, Arena and Taisho each desire to enter into this Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Arena and Taisho hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Unless otherwise specifically provided herein, the following terms shall have the following meanings:

"AFFILIATE" when used with reference to a specified person or entity, means any person or entity directly or indirectly controlling, controlled by or under common control with the specified person or entity, while "control" in this context means the direct or indirect ownership of at least 50% of the outstanding voting securities of a person or entity. For purposes of this Agreement, "Affiliate" in relationship to Arena excludes BRL Screening, Inc.

"ANNUAL" means the period between January 1 and December 31, inclusive.

"ARENA ACTIVATION TECHNOLOGY" means an Arena proprietary approach, referred to by Arena as "CART Technology", to identifying, selecting and altering a region(s) within a G Protein Coupled Receptor that, when altered, leads to or enhances ligand-independent constitutive activation of the altered receptor.

"ARENA CLONING" means an Arena proprietary approach to cloning of [****************] by expression cloning from Taisho Cells.

 "ARENA LIBRARY COMPOUNDS" means approximately 80,000 Library Compounds synthesized by Arena prior to the Effective Date or during the term of this Agreement, or obtained by Arena from a Third Party prior to the Effective Date or during the term of this Agreement, excluding: (i) any compound(s) licensed by Arena to any Third Party prior to Screening of any Taisho Activated Receptor, and/or (ii) any compound(s) that is the


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                                  CONFIDENTIAL
                                   TREATMENT
                                   REQUESTED
subject of any negotiation between Arena and a Third Party prior to Screening of any Taisho Activated Receptor.

"ARENA PATENT RIGHTS" means all present and/or future patents (including inventor's certificates) and all present and/or future applications (including provisional applications) therefor throughout the world as the case may be, and substitutions, extensions, reissues, renewals, divisions, continuations, or continuation-in-part thereof or therefor, owned or controlled (either fully or partially) by Arena, or under which Arena may grant licenses or sublicenses, to the extent they are directed to (1) Arena Activation Technology applied to [**************] and/or (2) Arena Cloning applied to [**************] and/or (3)
[**************] and/or (4) Taisho Activated Receptor(s) and/or (5) CART Identified Compound(s) and/or (6) Drug Product(s) and/or (7) Screening Assay(s).

"ARENA SCREENING" has the same meaning as set forth in Section 6.2(a) of this Agreement.

"BACK-UP COMPOUND" means, as to Taisho Activated Receptor, a subsequent CART Identified Compound developed by Taisho and/or Taisho's Licensee(s) subsequently to the preceding CART Identified Compound precedingly developed for the same or similar therapeutic indication as the preceding CART Identified Compound, that is developed after the discontinuation of the development of the preceding CART Identified Compound or that is reserved at the lower stage of the development than that of the preceding CART Identified Compound or that is simultaneously developed with the preceding CART Identified Compound with the intent to commercialize the subsequent CART Identified Compound only in the event the development of the preceding CART Identified Compound is discontinued. For the purpose of determination of such intent, a subsequent CART Identified Compound shall be deemed Subsequent Compound but not Back-Up Compound if Phase 3 Clinical Study thereof is started prior to the discontinuation of the development of the preceding CART Identified Compound.

"BEST REASONABLE COMMERCIAL EFFORTS" means efforts to achieve a designated objective, which efforts are based upon reasonably prudent business factors and considerations.

"[**************]" has the same meaning as set forth in Section 2.1 of this Agreement.

"CART IDENTIFIED COMPOUND(S)" means a compound, and/or a Derivative of a CART Identified Compound, that has been identified as a modulator of a Taisho Activated Receptor by Taisho or Taisho's Licensee(s) during the term of this Agreement or by Arena Screening.

"CONTINUING UTILIZATION FEE" has the same meaning as set forth in Section 5.5 of this Agreement.

"DERIVATIVE" of a first compound means a compound having the same core structure as the first compound, that has been synthesized or conceived, and then subsequently reduced to practice by Taisho, Taisho's Licensee(s) or Arena during the term of this Agreement.

"DRUG PRODUCT" means a therapeutic product comprising a CART Identified Compound or a therapeutic product developed by Taisho, Taisho's Licensee(s) or Third Party working on behalf or in conjunction with Taisho, using any material identified by Arena in accordance with Article II of this Agreement.

"DRUG PRODUCT REVENUE" [********************************************************
********************************************************************************

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                                   TREATMENT
                                   REQUESTED

********************************************************************************
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******************************************].

"EFFECTIVE DATE" means the date first above written in this Agreement.

"ENDOGENOUS" means naturally occurring.

"EUROPEAN COUNTRY" means any of the following countries: United Kingdom, Germany, France, Italy, and Spain.

"FDA" means the United States Food and Drug Administration.

"G PROTEIN COUPLED RECEPTOR" and "GPCR" means an Endogenous cell-surface receptor defined by having three (3) intracellular loops, three (3) extracellular loops, an amino terminus and a carboxy terminus.

"INFORMATION" has the same meaning as set forth in Section 12.1 of this Agreement.

"IND" has the same meaning as set forth in 21 C.F.R. Section 312.20, including any and all amendments, modifications or changes as may be made thereto in the future, or the equivalent thereof in any applicable country within the Territory.

"LIBRARY COMPOUNDS" means chemical compounds.

"MARKETING AUTHORIZATION" means the granting or authorization, by an appropriate governmental agency, to commercialize a pharmaceutical product; by way of example, the FDA is an appropriate governmental agency.

"MEASURED RESPONSE" when used in reference to the phrase "Taisho Activated Receptor" means a signal measured based upon an assay end-point used to assess the signal.

"NOTICE" has the same meaning as set forth in Section 18.11 of this Agreement.

"PHASE 2 CLINICAL STUDY" has the same meaning as set forth in 21 C.F.R. Section 312.21(b), including any and all amendments, modifications or changes thereto as may be made thereto in the future, or the equivalent thereof, in any applicable country within the Territory.

"PHASE 3 CLINICAL STUDY" has the same meaning as set forth in 21 C.F.R. Section 312.21(c), including any and all amendments, modifications or changes thereto as may be made thereto in the future, or the equivalent thereof, in any applicable country within the Territory.


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                                  CONFIDENTIAL
                                   TREATMENT
                                   REQUESTED

"PARTY" means either Arena or Taisho, as the case may be; "Parties" means both Arena and Taisho.

"REGULATORY AGENCY" includes, but is not be limited to, FDA, or similar regulatory bodies in the Territory.

"SCREENING" means the process of contacting a chemical compound with a Taisho Activated Receptor.

"SCREENING ASSAY" means an Arena assay approach for Screening that has been validated based upon Successful Screening of a Taisho Activated Receptor.

"SCREENING ASSAY NOTICE" has the same meaning as set forth in Section 3.2 of this Agreement.

"SCREENING REQUEST" has the same meaning as set forth in Section 6.1 of this Agreement.

"SUBSEQUENT COMPOUND" means, as to a Taisho Activated Receptor, a subsequent CART Identified Compound developed by Taisho and/or Taisho's Licensee(s) subsequently to the preceding CART Identified Compound precedently developed for the same or similar therapeutic indication as the preceding CART Identified Compound, that is developed after the receipt of Marketing Authorization for the preceding CART Identified Compound or that is simultaneously developed with the preceding CART Identified Compound with the intent to commercialize both Compounds. For the purpose of determination of such intent, a subsequent CART Identified Compound shall be deemed Subsequent Compound if Phase 3 Clinical Study thereof is started prior to the launch of the preceding CART Identified Compound.

"SUCCESSFUL SCREENING" when used in conjunction with the phrase "Taisho Activated Receptor" means that the results of the Screening has been positive whereby at least one molecule that has been contacted with the Taisho Activated Receptor reduces the Measured Response of the Taisho Activated Receptor by at least two (2) standard deviations from the mean response of a screening plate that includes that compound.

"TAISHO ACTIVATED RECEPTOR" means a [**************] to which the Arena Activation Technology has been applied.

"TAISHO ACTIVATED RECEPTOR NOTICE" has the same meaning as set forth in Section
3.1 of this Agreement.

"TAISHO CELLS" has the same meaning as set forth in Section 2.1 of this Agreement.

"TAISHO DEVELOPMENT" as applied to the phrase "CART Identified Compound", means that Taisho management has approved research and development of a CART Identified Compound with the intent of developing data based upon such CART Identified Compound for inclusion within an IND.

"TAISHO'S LICENSEE(S)" means any person or entity, inclusive of Taisho's Affiliates, to which Taisho has granted sublicenses as referred to in Article V.

"TECHNICAL INFORMATION" means all information, trade secrets, know-how, methods of manufacture, processes, documents and materials related to Taisho Activated Receptor(s) and/or Screening Assay(s), and other proprietary information, whether patentable or unpatentable, related to Taisho Activated Receptor(s) and/or Screening Assay(s),


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                                  CONFIDENTIAL
                                   TREATMENT
                                   REQUESTED
including but not limited to, improvements, that are owned, possessed by, or licensed to Arena, whether now existing or hereafter developed or acquired during the term of this Agreement.

"TECHNOLOGY" means Arena Patent Rights and Technical Information.

"TERRITORY" means the world.

"THIRD PARTY" means any person or entity other than Taisho, Taisho's Licensee(s) and Arena.

                                   ARTICLE II

                    BACKGROUND AND RECEPTOR CLONING RESEARCH

         2.1 BACKGROUND. As of the Effective Date, Taisho has conducted its own research relating to an Endogenous receptor known as "[*************************************************************]" and its
subtypes, collectively hereinafter referred to as "[****************]" and Taisho possesses human cells or cell lines exhibiting [*************] ("Taisho Cells") and information relating thereto. The [**************] has not been identified or classified as GPCRs or other receptor subtype. As of the Effective Date, the Parties each believe that once identified, [**************] may be identified or classified as GPCRs. Taisho believes that and it is expected that Arena's technologies, expertise, understanding and experience relating to GPCRs are valuable such that Taisho has requested that Arena participate with Taisho in conducting further research relating to the [**************], with the objective of such further research being the identification, sequencing and characterization of [**************] from Taisho Cells. As further set forth herein, Arena and Taisho hereby agree to conduct research relating to the [**************] for the purpose of obtaining Taisho Activated Receptor(s) under the terms and conditions of this Agreement.

         2.2 RECEPTOR CLONING RESEARCH. Taisho shall provide to Arena Taisho Cells and information relating thereto at Taisho's cost and expenses. Arena shall use Taisho Cells and information relating thereto only for the purposes set forth and outlined in this Agreement. Subject to the terms and conditions of this Agreement, Arena agrees to use Best Reasonable Commercial Efforts to (i) identify and clone receptors from Taisho Cells using Arena Cloning; and (ii) determine if the receptor(s), if any, identified and cloned from Taisho Cells correspond to any GPCRs that Arena has at its facility as of the Effective Date. Arena and Taisho shall jointly develop and mutually agree to a research plan for such receptor cloning research, which shall be attached to this Agreement as APPENDIX A.

         2.3 UTILIZATION OF RECEPTOR. To the extent otherwise permitted by law, Taisho may freely use or utilize, apart from this Agreement, any and all receptor(s), fragments thereof, peptides and/or nucleotides cloned hereunder by Arena in accordance with the research program outlined in Section 2.2 of this Agreement for Taisho's research and


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                                   TREATMENT
                                   REQUESTED
development activities, whether such receptor(s), fragments thereof, peptides or nucleotides or sequence or function thereof are patentable or not, but only to the extent that the activities and fees set forth in Articles III and IV are effectuated by the Parties.

         2.4 NO WARRANTY. ARENA MAKES NO REPRESENTATION THAT ANY ACTIVITY UNDERTAKEN BY IT IN ACCORDANCE WITH ARTICLE II, OR THAT ANY RECEPTOR(S), FRAGMENTS(S) THEREOF, PEPTIDES OR NUCLEOTIDES OR SEQUENCE OR FUNCTION THEREFOR CONDUCTED BY ARENA ON BEHALF OF TAISHO IN ACCORDANCE WITH THIS AGREEMENT AND/OR USED BY ARENA ON BEHALF OF TAISHO IN ACCORDANCE WITH THIS AGREEMENT AND/OR TRANSFERRED BY ARENA TO TAISHO IN ACCORDANCE WITH THIS AGREEMENT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. ARENA MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY SUCH ACTIVITY OR MATERIAL, AS THE CASE MAY BE.


                                   ARTICLE III

                           ARENA ACTIVATION TECHNOLOGY

         3.1 DEVELOPMENT OF TAISHO ACTIVATED RECEPTOR. Subject to the terms and conditions of this Agreement, Arena agrees to use Best Reasonable Commercial Efforts to apply Arena Activation Technology to each subtype of the [**************] obtained through the research set forth in Section 2.2 of this Agreement for the purpose of establishing a Taisho Activated Receptor. Upon creation of each Taisho Activated Receptor, Arena shall provide Notice to Taisho ("Taisho Activated Receptor Notice"), and such Taisho Activated Receptor Notice shall include data developed by Arena evidencing that the Taisho Activated Receptor is constitutively active.

         3.2 DEVELOPMENT OF SCREENING ASSAY. Subject to the terms and conditions of this Agreement, Arena agrees to use Best Reasonable Commercial Efforts to develop a Screening Assay incorporating each Taisho Activated Receptor. Upon development of each Screening Assay, Arena shall provide Notice to Taisho ("Screening Assay Notice").

         3.3 TRANSFER OF TAISHO ACTIVATED RECEPTOR AND TECHNICAL INFORMATION. Subject to the terms and conditions of this Agreement, within thirty (30) days of each Screening Assay Notice, Arena shall transfer to Taisho the applicable Taisho Activated Receptor in the form and quantity agreed to in advance by the Parties, and a copy of all additional Technical Information owned or possessed by Arena then applicable to such Taisho Activated Receptor and Screening Assay incorporating such Taisho Activated Receptor. In the event the Successful Screening using the Taisho Activated Receptor cannot be measured by Taisho in accordance with the procedures and protocols used by Arena and provided to Taisho as part of the applicable Technical Information, Arena shall use Best Reasonable Commercial Efforts to cooperate with Taisho in studying the cause of such measurement inability. If any defect in the Taisho Activated Receptor or the Screening Assay transferred by Arena to Taisho is detected and determined to have been caused by or effected by the activities of Arena, Arena shall at its costs and expenses, and its sole discretion either repair the defect or transfer a substitute Taisho Activated Receptor and Screening Assay incorporating such substituted Taisho Activated Receptor to Taisho.


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                                   REQUESTED

         3.4 ADDITIONAL SUPPLY. When requested by Taisho in writing, Arena shall use Best Reasonable Commercial Efforts to supply additional quantity of the Taisho Activated Receptor within the time period requested by Taisho. If so agreed by the Parties in writing, Arena shall supply additional Technical Information owned or possessed by Arena to enable Taisho to reproduce and/or increase the Taisho Activated Receptor for the purpose of the Screening.

         3.5 TAISHO DILIGENCE. Subject to the terms and conditions of this Agreement, Taisho agrees to use Best Reasonable Commercial Efforts to conduct its research and development using Taisho Activated Receptor obtained hereunder and Screen Assay incorporating such Taisho Activated Receptor.

                                   ARTICLE IV

                          RESEARCH AND DEVELOPMENT FEES


         4.1 RESEARCH AND DEVELOPMENT FEES - [**************] ACTIVITIES. Taisho shall pay to Arena as follows as research and development fees for Arena's activities set forth in Article I of this Agreement.

                  (a) CLONING RESEARCH AND DEVELOPMENT FEE: Within thirty (30) days of the Effective Date, Taisho shall provide Arena with a cloning research and development fee of [**********************************].


         4.2 RESEARCH AND DEVELOPMENT FEES - ARENA TECHNOLOGY ACTIVITIES. Taisho shall pay to Arena as follows as research and development fees for Arena's activities set forth in Article III.

                  (a) Within thirty (30) days after receipt of each Taisho Activated Receptor Notice, Taisho shall provide Arena with a research and development fee of [************************************************].

                  (b) Within thirty (30) days after receipt of each Taisho Activated Receptor and Screening Assay, Taisho shall provide Arena with a research and development fee of [*********************************************].

                  (c) As to each Taisho Activated Receptor, within thirty (30) days after the earlier of (i) completion of the Screening by Taisho of approximately [******] Library Compounds or (ii) completion of the Arena Screening, Taisho shall provide Arena with a research and development fee of [************************************************].

         4.3 PAYMENT UNDERSTANDING. Taisho acknowledges and agrees that any payment due under this Article IV shall be made as required and that once made, such payment shall be non-refundable and non-creditable. Within 30 days of the receipt by Arena of each payment, Arena shall provide to Taisho a statement with supportive documents sufficiently verifying the costs and expenses incurred by Arena regarding the corresponding research and development activities.


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                                   REQUESTED

                                    ARTICLE V

                                  LICENSE GRANT

         5.1 ARENA LICENSE. Subject to receipt by Arena of the payments set forth in Sections 4.2(a) and 4.2(b) and 4.2(c) of this Agreement, Arena hereby grants to Taisho the following with respect ONLY to each Taisho Activated Receptor that is the subject of the Screening Assay Notice:

                  (a) an exclusive right and license under the Technology, exclusive even as to Arena but subject to the provisions of Section 5.5 and
Article VI, to use, have used, sell, have sold, import, have imported, further develop, improve and otherwise exploit in any manner the Taisho Activated Receptor, for the purpose of identification of CART Identified Compound(s) in the Territory, including the right to sublicense the rights granted to Taisho by Arena hereunder, and

                  (b) an exclusive right and license under the Technology, exclusive even as to Arena, to develop, manufacture, have manufactured, promote, market, sell and distribute CART Identified Compound(s) and/or Drug Product(s) comprising a CART Identified Compound in the Territory ,including the right to sublicense the rights granted to Taisho by Arena hereunder.

        5.2 SUBLICENSE. In the event that Taisho sublicenses any right granted by Arena hereunder, Taisho warrants that it shall notify Arena within one (1) month of the effective date of any such sublicense agreement; at all times during the term of this Agreement, Taisho shall have an affirmative obligation to make any such payments to Arena that Taisho would be required to make to Arena hereunder, irrespective of the financial situation of any such Taisho's Licensee(s).

        5.3 IMPROVEMENTS.

                  (a) Taisho shall notify Arena, in writing, of any improvement discovered or developed by Taisho and/or Taisho's Licensee(s) related to the Technology.

                  (b) Arena shall notify Taisho, in writing, of any improvement discovered or developed by Arena related to the Technology within one (1) month of the discovery or development of such improvement.

                  (c) The obligations of Sections 5.3(a) and (b) of this Agreement shall be continuing throughout the term of this Agreement. During the term of this Agreement, Taisho shall be entitled to use any such improvement in accordance with the provisions of Sections 5.1 and 5.2 of this Agreement.

                  (d) Subject to Section 5.1 and except as specifically provided for in Section 5.3(e) hereof, Arena shall have a royalty-free, non-exclusive right and license to use all improvements of Taisho and/or Taisho's Licensee(s) referred to in Section 5.3(a) hereof and to disclose and sublicense the same to its licensees, if any.

                  (e) Both Parties acknowledge and agree that Arena has exclusive ownership of the Technology existing as of the Effective Date and any improvement thereof hereafter discovered or developed by Arena and that Taisho has exclusive


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                                   REQUESTED
ownership of or control over any improvement of the Technology hereafter discovered or developed by Taisho and/or Taisho's Licensee(s).

         5.4 NO WARRANTY. NEITHER PARTY MAKES ANY REPRESENTATION THAT ANY [***********] OR TAISHO ACTIVATED RECEPTOR OR SCREENING ASSAY TRANSFERRED BY ARENA TO TAISHO, OR USED BY ARENA ON BEHALF OF TAISHO IN ACCORDANCE WITH THIS AGREEMENT, WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY [***********] OR TAISHO ACTIVATED RECEPTOR OR SCREENING assaY, AS THE CASE MAY BE.

         5.5 CONTINUING UTILIZATION FEE.

                  (a) For Taisho Activated Receptor, Taisho shall retain exclusive rights, for a period Taisho continues the identification and/or development of CART Identified Compound(s) with its Best Reasonable Commercial Efforts, in and to such Taisho Activated Receptor when Taisho provides Arena with a Continuing Utilization Fee of [*****************************************]
before the expiration of [***************************************] from the date of transfer of such Taisho Activated Receptor to Taisho ("Transfer Anniversary Date").

                  (b) The Parties acknowledge and understand that once made, Continuing Utilization Fee shall be non-refundable and non-creditable, and that, when Taisho does not provide a Continuing Utilization Fee for a Taisho Activated Receptor, the right and license granted to Taisho under Section 5.1(a) shall be converted to non-exclusive right and license after the Transfer Anniversary Date.

                                   ARTICLE VI

                               SCREENING BY ARENA

         6.1 TAISHO SCREENING REQUEST. During the term of this Agreement, Taisho is entitled to provide Notice to Arena requesting that Arena conduct Screening efforts for Taisho using a Taisho Activated Receptor, Screening Assay and Arena Library Compounds ("Screening Request").

         6.2 SCREENING FEE. With each Screening Request made by Taisho under
Section 6.1 of this Agreement, Taisho shall simultaneously provide to Arena a Screening Fee of [******************************************]. Upon receipt of such Screening Fee, the following shall apply:

                  (a) For each Taisho Activated Receptor and its corresponding Screening Assay, Arena, using Best Reasonable Commercial Efforts, shall utilize the Taisho Activated Receptor and the Screening Assay for Screening using Arena Library Compounds ("Arena Screening").

                  (b) For each Taisho Activated Receptor subject to Arena Screening, Arena shall use Best Reasonable Commercial Efforts to identify at least [*******] CART Identified Compound.


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                                   TREATMENT
                                   REQUESTED

         6.3 TAISHO SCREENING. In the event that Taisho does not provide a Screening Request to Arena for any, or all, Taisho Activated Receptor(s), Taisho shall use Best Reasonable Commercial Efforts to conduct Screening of approximately [******] Library Compounds obtained by Taisho using the Taisho Activated Receptor. When requested by Taisho in writing, Arena shall use its Best Reasonable Commercial Efforts to assist Taisho in setting-up the Screening Assays at Taisho's facility within the time period(s) requested by Taisho. Taisho agrees to reimburse Arena for the reasonable out-of-pocket costs associated with the assistance of Taisho with its Screening.

                                   ARTICLE VII

                              CLINICAL DEVELOPMENT
                           OF CART IDENTIFIED COMPOUND

         7.1 For each Taisho Activated Receptor, Taisho shall use Best Reasonable Commercial Efforts to advance into clinical development at least [*******] CART Identified Compound. Arena acknowledges and agrees that Taisho shall have sole discretion to: (i) determine which CART Identified Compound to develop as a first Drug Product, Back-Up Compound or Subsequent Compound; and
(ii) whether or not to continue development of any CART Identified Compound or Drug Product.

         7.2 In consideration of the right and license granted to Taisho hereunder with respect to each Taisho Activated Receptor, Taisho agrees to pay to Arena the following clinical milestone fees for each CART Identified Compound as long as this Agreement is in full force and effect. For a CART Identified Compound, the payment shall be made only at the first occurrence, if any, of a milestone set forth below as to the Drug Product first applicable to such milestone that incorporate the CART Identified Compound, regardless of formulation and/or indication of the Drug Product, PROVIDED, HOWEVER, that the Parties agree that (i) as long as the development of preceding CART Identified Compound is being continued, Taisho shall be exempted from the payments of milestone fees for Back-Up Compound and (ii) any milestone payment made by Taisho to Arena for the preceding CART Identified Compound may be fully credited by Taisho against milestone payments for Back-Up Compound that shall become due by Taisho when: (i) the development of the preceding CART Identified Compound is discontinued by Taisho and (ii) Back-Up Compound replaces the withdrawn preceding CART Identified Compound (such replacement shall be notified in writing to Arena by Taisho).

                  (a) ONE TIME IND DECISION FEE. Taisho shall provide Notice to Arena of its decision to implement Taisho Development of a CART Identified Compound. Within thirty (30) days of the date of such Notice, Taisho shall provide to Arena a One Time IND Decision Fee of [*****************************].

                  (b) ONE TIME IND MILESTONE. Upon the filing of the first IND in the Territory for a CART Identified Compound, Taisho shall provide to Arena a One Time IND Milestone of [**********************************] within thirty
(30) days of such filing.


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                                   TREATMENT
                                   REQUESTED
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                  (c) PHASE 2 CLINICAL STUDY MILESTONE. Within thirty (30) days of the dosing of the first human in a Phase 2 Clinical Study in the Territory of a Drug Product, Taisho shall provide to Arena a Phase 2 Clinical Study Milestone of [********************************************************].

                  (d) PHASE 3 CLINICAL STUDY MILESTONE. Within thirty (30) days of the dosing of the first human in a Phase 3 Clinical Study in the Territory of a Drug Product, Taisho shall provide to Arena a Phase 3 Clinical Study Milestone of [**********************************].

         7.3 The Parties acknowledge and agree that the maximum amount that Taisho would be required to pay to Arena under the provisions of Article VII of this Agreement as to each CART Identified Compound (inclusive of Back-Up Compound(s) thereof) would be [***********************************].

         7.4 Notwithstanding anything to the contrary herein contained, payments of milestone fees for the Subsequent Compound shall only be subject to the provisions of Article IX of this Agreement, provided, that the provisions of
Article IX of this Agreement shall only apply when, and to the extent that, Taisho has made all applicable payments for the preceding CART Identified Compound under Article VII of this Agreement.

         7.5 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT ANY CART IDENTIFIED COMPOUND OR ANY DRUG PRODUCT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE OTHER WITH RESPECT TO ANY CART IDENTIFIED COMPOUND OR ANY DRUG PRODUCT.

                                  ARTICLE VIII

                             MARKETING AUTHORIZATION

         8.1 Taisho shall use Best Reasonable Commercial Efforts to seek Marketing Authorization for a Drug Product developed using a Taisho Activated Receptor in the United States, Japan and European County.

         8.2 In consideration of the right and license granted to Taisho hereunder, Taisho agrees to pay to Arena the following marketing milestone fees for each CART Identified Compound as long as this Agreement is in full force and effect. As long as Taisho is using Taisho Activated Receptor, Screening Assay, CART Identified Compound and/or Drug Candidate, then all such payments shall be made by Taisho to Arena, even if this Agreement is not in full force and effect at the time that such payment is due. For a CART Identified Compound, the payment shall be made only at the first occurrence, if any, of a milestone set forth below as to the Drug Product first applicable to


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such milestone that incorporate the CART Identified Compound, regardless of formulation and/or indication of the Drug Product.

                 (a) UNITED STATES. For the first Drug Product that has received Marketing Authorization in the United States, Taisho shall provide Arena with an approval fee of [************************************] within thirty (30) days of receipt of notification of such Marketing Authorization.

                 (b) JAPAN. For the first Drug Product that has received Marketing Authorization in Japan, Taisho shall provide Arena with an approval fee of [**********************************] within thirty (30) days of receipt of notification of such Marketing Authorization.

                 (c) EUROPEAN COUNTRY. For the first Drug Product that has received Marketing Authorization in the first European Country, Taisho shall provide Arena with an approval fee of [**********************************]
within thirty (30) days of receipt of notification of such Marketing Authorization.

         8.3 The Parties acknowledge and agree that the maximum amount that Taisho would be required to pay to Arena under the provisions of Article VIII of this Agreement as to each CART Identified Compound would be [************************************].

         8.4 Notwithstanding anything to the contrary herein contained, payments of marketing milestone fees for the Subsequent Compound shall only be subject to the provisions of Article IX of this Agreement, provided, that the provisions of
Article IX of this Agreement shall only apply when, and to the extent that, Taisho has made all applicable payments under Article VIII of this Agreement.

         8.5 DRUG MASTER FILE. Taisho shall be responsible for the preparation and submission of a drug master file with FDA (as set forth in 21 C.F.R Section 314.420(b)), or any similar file required by any Regulatory Agency. Arena shall, upon request by Taisho, give all reasonable assistance to Taisho to enable Taisho to develop, and obtain Marketing Authorization for Drug Product(s).

                                   ARTICLE IX

                              CLINICAL DEVELOPMENT
                             OF SUBSEQUENT COMPOUNDS

         9.1 Arena acknowledges and agrees that Taisho shall have sole discretion to determine whether or not Taisho shall: (i) develop any Subsequent Compound, and (ii) to continue development of any Subsequent Compound.


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         9.2 In consideration of the right and license granted to Taisho hereunder with respect to each Taisho Activated Receptor, Taisho agrees to pay to Arena the following clinical and marketing milestone fees for each Subsequent Compound as long as this Agreement is in full force and effect. As long as Taisho is using Taisho Activated Receptor, Screening Assay, CART Identified Compound and/or Drug Candidate, then all such payments shall be made by Taisho to Arena, even if this Agreement is not in full force and effect at the time that such payment is due. For a Subsequent Compound, the payment shall be made only at the first occurrence, if any, of a milestone set forth below as to the Drug Product first applicable to such milestone that incorporate the Subsequent Compound, regardless of formulation and/or indication of the Drug Product. Provided, however, the Parties agree that Taisho shall be exempted from the payments of the following milestone fees until the earlier of (i) Taisho obtains the Marketing Authorization of the preceding CART Identified Compound or (ii) Taisho express its intent to commercialize both the preceding CART Identified Compound and the Subsequent Compound or (iii) the subsequent CART Identified Compound is deemed the Subsequent Compound but not the Back-Up Compound according to the definitions thereof, and that if any milestone(s) set forth below occur during such exemption period, the corresponding milestone fee(s) shall be paid in a lump sum within thirty (30) days of the end of such exemption period.

                  (a) REDUCED IND DECISION FEE. Taisho shall provide Notice to Arena of its decision to implement Taisho Development of a Subsequent Compound. Within thirty (30) days of the date of such Notice, Taisho shall provide to Arena a Reduced IND Decision Fee of [*****************************************].

                  (b) REDUCED IND MILESTONE. Upon the filing of an IND in the Territory for a Subsequent Compound, Taisho shall provide to Arena a Reduced IND Milestone of [******************************************] within thirty (30)
days of such filing.

                  (c) REDUCED PHASE 2 CLINICAL STUDY MILESTONE. Within thirty
(30) days of the dosing of the first human in a Phase 2 Clinical Study in the Territory of a Drug Product comprising a Subsequent Compound, Taisho shall provide to Arena with a Reduced Phase 2 Clinical Study Milestone of [*************************************************].

                  (d) REDUCED PHASE 3 CLINICAL STUDY MILESTONE. Within thirty
(30) days of the dosing of the first human in a Phase 3 Clinical Study in the Territory of a Drug Product comprising a Subsequent Compound, Taisho shall provide to Arena with a Reduced Phase 3 Clinical Study Milestone of [**********************************].


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                  (e) UNITED STATES. For a Drug Product comprising a Subsequent
Compound that has received Marketing Authorization in the United States, Taisho shall provide Arena with an approval fee of [**********************************] within thirty (30) days of receipt of notification of such Marketing Authorization.

                  (f) JAPAN. For a Drug Product comprising a Subsequent Compound that has received Marketing Authorization in Japan, Taisho shall provide Arena with an approval fee of [**********************************] within thirty (30)
days of receipt of notification of such Marketing Authorization.

                  (g) EUROPEAN COUNTRY. For a Drug Product comprising a Subsequent Compound that has received Marketing Authorization in the first European Country, Taisho shall provide Arena with an approval fee of [**********************************] within thirty (30) days of receipt of notification of such Marketing Authorization.

         9.3 The Parties acknowledge and agree that the maximum amount that Taisho would be required to pay to Arena under the provisions of Section 9.2 of this Agreement as to each Subsequent Compound would be [**********************].

         9.4 Arena acknowledges and agrees that in the event that Taisho discontinues development of a Subsequent Compound prior to the Market Authorization of the preceding CART Identified Compound, then any milestone payments otherwise due by Taisho for such Subsequent Compound under this Agreement shall not be required to be made by Taisho.

         9.5 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT SUBSEQUENT COMPOUND WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE OTHER WITH RESPECT TO ANY SUBSEQUENT COMPOUND.

                                    ARTICLE X

                                ROYALTY PAYMENTS

         10.1 ROYALTY PAYMENT. In consideration of the right and license granted to Taisho hereunder with respect to each Taisho Activated Receptor, for EACH Drug Product comprising a CART Identified Compound that has received Marketing Authorization, Taisho shall provide Arena with a royalty payment based on Annual Drug Product Revenue as set forth below for a period ending upon the expiration of twenty (20) years


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from the Effective Date; such royalty payment shall be made within three (3)
months of December 31 for the Annual period to which the Annual Drug Product Revenue applies:

                  (a) [*****] Percent ([***]) of the portion of Annual Drug Product Revenue between [*****] and [**************]; and

                  (b) [****] Percent ([***]) of the portion of Annual Drug Product Revenue between [**************] and [**************]; and

                  (c) [****] Percent ([****]) of the portion of Annual Drug Product Revenue between [**************] and [**************]; and

                  (d) [*****] Percent ([***]) of the portion of Annual Drug Product Revenue above [**************].

                  (e) By way of example and not limitation, in the event that Annual Drug Product Revenue for a Drug Product is [*************], Taisho shall provide a royalty payment to Arena of [*************], based upon an aggregate of: [************] (Section 10.1(a) component); [************] (Section 10.1(b)
component); [*************] (Section 10.1(c) component); and [************]
(Section 10.1(d) component).

         10.2 ROYALTY BASED UPON USE OF MATERIAL OBTAINED UNDER ARTICLE II. Notwithstanding Taisho's agreement to use Best Reasonable Commercial Efforts, in the event that Taisho fails to identify or develop a CART Identified Compound but Taisho continues to use any material obtained by Arena under Article II of this Agreement to develop the compound(s) through its own research activities, Taisho shall provide Arena with [***] percent ([**]) royalty payment based on Annual Drug Product Revenue for a period ending upon the expiration of [******] [(**)] years from the Effective Date; such royalty payment shall be made within three (3) months of December 31 for the Annual period to which the Annual Drug Product Revenue applies.

         10.3 AUDIT. In order to verify the completeness and correctness of Drug Product Revenue, Taisho shall maintain up to date books and records and Arena shall have the right to conduct, through independent certified public accountants, at its own cost and at any reasonable time during business hours, not more often than once each Annual period for not more than three (3) previous years, and upon reasonable prior Notice, an audit of the accounting procedures and records of Taisho in computing and calculating royalty payment for Annual Drug Product Revenue due hereunder. The auditor shall make available to Taisho and Arena a report enumerating the period covered by the audit of Drug Product Revenue computed and calculated by the auditor. The costs of such audit shall be borne by Taisho in the event that a discrepancy of more than five percent (5%) is discovered through such audit.


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                                   ARTICLE XI

                               PAYMENT ARRANGEMENT

         The Parties acknowledge and agree that any and all payments to be made by Taisho to Arena under this Agreement are to be (i) in United States Dollars and (ii) in full as indicated; provided, however, that any income or other tax which Taisho is required to pay or withhold on behalf of Arena with respect to payments payable to Arena hereunder shall be deducted from the amounts of such payments. Taisho agrees to reasonably cooperate with Arena in obtaining a foreign tax credit in the U.S. with respect to such payment due to Arena.

                                   ARTICLE XII

                                 CONFIDENTIALITY

         12.1 Each Party shall neither disclose to any Third Party any and all of the information ("Information") disclosed by the other Party hereunder, nor permit any such Third Party to have access to such Information, nor use such Information for any purpose other than for purpose of this Agreement, without the prior written consent of the other Party.


         12.2 The receiving Party's obligations under Section 12.1 hereof shall not apply, with respect to any of such Information to the extent that the receiving Party can establish by competent proof that such Information:


                  (a) is published, known publicly, or is already in the public domain at the time of receipt of it by the receiving Party;

                  (b) is published, becomes known publicly or becomes a part of the public domain by publication or otherwise after the time of receipt of it by the receiving Party, except by breach of this Agreement by the receiving Party;

                  (c) is obtained from a Third Party after the receipt of it by the receiving Party, provided, however, that said Third Party has not obtained it directly or indirectly from the disclosing Party;

                  (d) is in the receiving Party's possession on the date of the receipt of it and was not acquired directly or indirectly from the disclosing Party; or

                  (e) is subsequently developed by the receiving Party independent of the information received hereunder, as evidenced by competent written records established by the receiving Party.

         12.3 Notwithstanding anything to the contrary in this Agreement, the receiving Party shall be entitled to disclose such Information (i) to the extent required by applicable law or court order provided that the receiving Party furnishes the disclosing Party with Notice of such request, in advance of any such disclosure of the Information or (ii) to the


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extent required to comply with the reporting requirements of any governmental agency, including, but not limited to, the U.S. SEC or NASDAQ Stock market rules, provided that the receiving Party furnishes the disclosing Party with Notice of such compliance requirement, in advance of any such disclosure of the Information, or (iii) to a government agency, regulatory authority, clinical research organization, clinical investigator or other Third Party to whom disclosure is necessary for development of the CART Identified Compound in connection with drug development, approval or registration of the CART Identified Compound and/or Drug Product.

The foregoing obligations of confidentiality shall survive for five (5) years after any termination or expiration of this Agreement.


                                  ARTICLE XIII

                       PATENT INFRINGEMENT AND ENFORCEMENT

         13.1 NOTIFICATION OF INFRINGEMENT. Each Party shall promptly provide Notice to the other of any infringement (of which it becomes aware) of the intellectual property rights including patent rights on any Taisho Activated Receptor(s) and/or Screening Assay(s) and/or CART Identified Compound(s) and/or Drug Product(s) comprising a CART Identified Compound by any Third Party and shall provide the other with any available evidence of such infringement of which the Party is aware.

         13.2 SUIT FOR INFRINGEMENT.

                  (a) During the term of this Agreement, Arena shall be responsible for enforcement of the Arena Patent Rights including, but not limited to, the bringing of an action for patent infringement, selection of the forum for such action, and counsel, settlement of any such action, and the costs devoted to such action. Taisho agrees to provide reasonable assistance except for financial assistance to Arena in the enforcement of Arena Patent Rights and Taisho may join such action as initiated by Arena with counsel at its own expense and seek its own damages and other relief. If, within ninety (90) days of Taisho's giving Notice to Arena of a Third Party infringement in the Territory, Arena fails to institute the infringement suit that Taisho reasonably feels is required, Taisho may institute such infringement proceedings against said Third Party at its expense and Taisho shall have the right to receive all the amounts payable by said Third Party as a result of such proceedings.

                  (b) In the event a claim of patent infringement is made against Taisho by a Third Party in the Territory by reasons of Taisho's commercial activities hereunder, Taisho and Arena shall meet to analyze the infringement claim and avoidance of the same. If it is necessary to obtain an appropriate license from such a Third Party, the Parties shall, in negotiating such a license, make every efforts to minimize the amount of license fees and/or royalties payable to such Third Party and (i) in case that such license is related to Arena Activation Technology, Arena shall be responsible for such license fees and/or royalties, (ii) in case that such license is related to [***********] and/or Taisho Activated Receptor and/or Screening Assay, and/or CART Identified Compound, and/or Drug Product comprising a CART Identified Compound, Taisho shall be responsible for such license fees and/or royalties.


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                                   ARTICLE XIV

                          REPRESENTATION AND WARRANTIES

         14.1 REPRESENTATIONS AND WARRANTIES OF TAISHO. Taisho represents and warrants to Arena as follows:

                  (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Taisho enforceable in accordance with its terms.

                  (b) The execution and delivery of this Agreement and the performance by Taisho of its obligations hereunder will not contravene or result in the breach of the Certificate of Incorporation or Bylaws of Taisho or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in breach of any law, rule, regulation, statute, order or decree, to which Taisho is a party or of which it or any of its property is subject.

         14.2 REPRESENTATIONS AND WARRANTIES OF ARENA. Arena represents and warrants to Taisho as follows:

                  (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Arena enforceable in accordance with its terms.

                  (b) The execution and delivery of this Agreement and the performance by Arena of its obligations hereunder will not contravene or result in the breach of the Certificate of Incorporation or Bylaws of Arena or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in breach of any law, rule, regulation, statute, order or decree, to which Arena is a party or of which it or any of its property is subject.

                                   ARTICLE XV

                                    INDEMNITY

         15.1 INDEMNIFICATION BY TAISHO. Taisho will indemnify and hold harmless Arena and its Affiliates, employees, officers, directors, shareholders and agents (an "Arena Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which Arena Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Taisho of any agreement, covenant, representation or warranty of Taisho obtained in this Agreement, or (ii) negligence or omission of Taisho.

         15.2 INDEMNIFICATION BY ARENA. Arena will indemnify and hold harmless Taisho and its Affiliates, Taisho's Licensees, employees, officers, directors, shareholders and agents (an "Taisho Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which Taisho Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the


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breach by Arena of any agreement, covenant, representation or warranty of Arena obtained in this Agreement, (ii) negligence or omission of Arena or (iii) the activities taken by Arena on behalf of Taisho in accordance with the provisions of Article III of this Agreement.

         15.3 CONDITIONS TO INDEMNIFICATION. The obligations of the indemnifying Party under Sections 15.1 and 15.2 of this Agreement are conditioned upon the prompt Notice to the indemnifying Party of any of the aforementioned suits or claims in writing within fifteen (15) days after receipt of Notice by the indemnified Party of such suit or claim. The indemnifying Party shall have the right to assume the defense of any such suit or claim unless, in the reasoned judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business, operations or assets of the indemnified Party, in which event the indemnified Party may participate in the defense of such suit or claim at its sole cost and expense. The provision for indemnification shall be void and there shall be no liability against an indemnified Party as to any suit or claim for which settlement or compromise or an offer of settlement or compromise is made without the prior consent of the indemnifying Party.

                                   ARTICLE XVI

                                   TERMINATION

         16.1 BREACH. Failure by either Party to comply with any of its material obligations contained in this Agreement shall entitle the other Party to give Notice to the Party in default specifying the nature of the default and requiring it to cure such default. If such default is not cured within two (2) months after receipt of such Notice, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, to terminate this Agreement and the licenses granted to the breaching Party hereunder with immediate effect by giving Notice to such termination. The right of either Party to terminate this Agreement as herein provided shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous default.

         16.2 DURATION OF THIS AGREEMENT.

                  (a) This Agreement shall become effective from the Effective Date and continue to be in effect until expiration of Taisho's obligation of royalty payment hereunder, if any; such obligation of royalty payment shall be [******] ([***]) years from the Effective Date. Thereafter, all licenses or sublicenses granted hereunder shall become fully paid-up irrecoverable license.

                  (b) Either Party shall be entitled to terminate this Agreement in the event of

                           (1)      insolvency of the other Party or
                                    commencement of bankruptcy proceedings by such Party; or

                           (2) dissolution of the other Party by that Party, or liquidation of such Party by that Party.

                  (c) The Parties agree that in the event that Taisho sublicenses any of the rights granted to it under this Agreement to a Third Party, such sublicense shall include provisions whereby if such sublicensee(s) becomes insolvent, commences


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bankruptcy proceedings, dissolves, and/or liquidates its assets, any and all rights granted by Taisho to such sublicensee(s) shall automatically revert back to Taisho.

         16.3 ACCRUED RIGHTS; SURVIVING OBLIGATIONS. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination or expiration, nor shall such termination or expiration relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

                                  ARTICLE XVII

                           RELATIONSHIP OF THE PARTIES

         Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the Parties. All activities by each Party hereunder shall be provided as an independent contractor. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

         18.1 LIMITATIONS ON ASSIGNMENT. Neither this Agreement nor any interest hereunder shall be assignable or transferable by Arena or Taisho without the prior written consent of the other Party.

         18.2 FURTHER ACTS AND INSTRUMENTS. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

         18.3 ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement of the Parties and supersedes any and all prior negotiations, correspondence, understandings, Letters of Intent and agreements between the Parties respecting the subject matter hereof. This Agreement may be amended or modified or one or more provisions hereof waived only by a written instrument signed by the Parties.

         18.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded.

         18.5 CAPTIONS. The captions to this Agreement are for convenience only and are to be of no force or effect in construing and interpreting the provisions of this Agreement.

         18.6 FORCE MAJEURE. Neither Party shall be liable to the other for loss or damages, or have any right to terminate this Agreement for any default or delay, attributable to any act of God, flood, fire, explosion, breakdown or plant strike, lockout, labor dispute, casualty, accident, war, revolution, civil commotion, act of a public enemy, blockage, embargo, injunction, law, order, proclamation, regulation, ordinance, demand


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or requirement of any government or subdivision, authority or representative of any government, or any other cause beyond the reasonable control of such Party.

         18.7 NO TRADE NAME OR TRADEMARK LICENSE.

                  (a) No right, express or implied, is granted by this Agreement to Taisho, Taisho collaborators or Taisho's Licensees to use in any manner the name "Arena," "Arena Pharmaceuticals," "CART" or any trade name or trademark of Arena in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that Taisho shall have the right to use or disclose the name Arena only to the extent and the manner as may be required by law.

                  (b) No right, express or implied, is granted by this Agreement to Arena, Arena collaborators or Arena licensees to use in any manner the name "Taisho" or any trade name or trademark of Taisho in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that Arena shall have the right to use or disclose the name Taisho only to the extent and the manner as may be required by law.

                  (c) During the term of this Agreement, the Parties may issue a press release regarding the acceptance of this Agreement by the Parties with prior written consent of the other Party on the contents of such release, which consent shall not be unreasonably withheld (it is not necessary to obtain the consent of the other Party for disclosing the information regarding this Agreement which a Party is required by law to disclose).

         18.8 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed under applicable federal law of the United States of America and the laws of the State of California, excluding any conflict of law provisions. Each Party hereto hereby voluntarily and irrevocably waives trial by jury in any action or proceeding brought in connection with this Agreement, any of the other transaction documents or any of the transactions contemplated hereby or thereby. Each Party hereby expressly waives any and all rights to bring any suit, action or other proceeding in or before any court or tribunal other than arbitration court of the International Chamber of Commerce and covenants that it shall not seek in any manner to resolve any dispute other than as set forth in this Section 18.8 or to challenge or set aside any decision, award or judgment obtained in accordance with the provisions hereof. Each Party hereby expressly waives any and all objections it may have to venue, including, without limitation, the inconvenience of such forum, in any of such courts. In addition, the service of process regarding the arbitration shall be subject to the rules of arbitration of the International Chamber of Commerce or applicable laws. The Parties further agree that any dispute resolution initiated by Taisho under this Section 18.8 shall take place in San Diego, California (U.S.A.) and that any dispute resolution initiated by Arena under this Section 18.8 shall take place in Tokyo, JAPAN.

         18.9 EXPENSES. Except as otherwise provided herein, each Party hereto shall bear its legal and other expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

         18.10 COUNTERPARTS. This Agreement shall be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         18.11 NOTICE. Unless otherwise provided, any Notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon deposit with the registered or certified mail in the country of residence of the Party giving the Notice, postage prepaid, or upon deposit with an internationally recognized express courier with proof of delivery, postage prepaid and addressed to the Party to be notified at the address or addresses indicated below, or upon the date of fax transmission of such Notice (with proof of such fax transmission established by the sender's fax receipt) using the fax numbers listed below, or at such other address or fax number as such Party may designate by ten (10) days' advance written Notice to the other Party with copies to be provided as follows:


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                  IF TO ARENA, ADDRESSED TO:
                           Arena Pharmaceuticals, Inc.
                           6166 Nancy Ridge Drive
                           San Diego, CA  92121 USA
                           Attention:  Jack Lief
                                       President & CEO
                           Fax: +1-858-453-7210

                  IF TO TAISHO, ADDRESSED TO:
                          Taisho Pharmaceutical Co., Ltd.
                          24-1, Takata 3-chome,
                          Toshimaku
                          Tokyo 170-8633, JAPAN
                          Attention:   Tetsuya Yamamoto
                                       Group Manager, Business Development Group
                                       Prescription Business Strategy Division,
                          Fax: +81-(0)3-3985-0716

         18.12 SURVIVING RIGHTS AND OBLIGATIONS. The following Articles and Sections shall survive any termination or expiration of this Agreement: Article I (Definitions); Article XI (Payment Arrangement); Article XII (Confidentiality); Article XIII (Patent Infringement and Enforcement); Article XIV (Representations and Warranties); Article XV (Indemnity); and Sections 2.3, 5.3(d), 5.4, 18.8 and any payment otherwise subsequently or otherwise due under Articles VII, VIII, IX and/or X. Upon expiration of Taisho royalty obligation under this Agreement, all licenses and rights granted to Taisho hereunder shall become fully paid-up irrecoverable license.

         WHEREUPON, the Parties have caused this Agreement to be executed by their duly authorized agents, as of the dates listed below.


ARENA PHARMACEUTICALS, INC.                 TAISHO PHARMACEUTICAL CO., LTD.


By: /s/ Jack Lief                           By: /s/ Akira Uehara
    -----------------------------               --------------------------------
Name:    Jack Lief                          Name:    Akira Uehara
Title:   President & CEO                    Title:   President

Date:  March 19, 2001                       Date:  March 14, 2001
       --------------------------                -------------------------------


                                       23
                                  CONFIDENTIAL
                                   TREATMENT
                                   REQUESTED

                                   APPENDIX A


Cloning strategy of [**********] receptor cDNA

Cloning of [**********] receptor cDNA will be conducted by following methods at Arena.

--------------------------------------------------------------------------------

                  [***************] receptor gene cloning



     1. Screen Arena GPCR Database                2. Expression Cloning
       (1)[125I] [*********] binding                 [125I] [**********] binding
       (2)Functional assay by Melanophore

--------------------------------------------------------------------------------


1.       Arena GPCR library

(1) Arena proprietary GPCRs will be expressed in animal cells such as HEK293 or COS cells, and conduct [125I] [**************] and [125I]
         [************] binding.

(2) Arena proprietary GPCRs will be expressed in frog melanophore cells, and responses will be detected by dispersion and aggregation of melanin after being exposed to [*****] and [**********].

2.       Expression cloning

                  CDNA library prepared from cell lines exhibiting
                  [125I] [**********] or [125I] [*********] binding activity will be transfected into animal cells such as HEK293 or COS cells, and [************] and [***********] receptor cDNA will be screened by [125I] [**********] and [125I] [************]
                  binding.


                                       24
                                  CONFIDENTIAL
                                   TREATMENT
                                   REQUESTED